Exhibit 99.1

Monthly Operating Report

CASE NAME:	Kitty Hawk, Inc.	ACCRUAL BASIS
2008

CASE NUMBER:	07-44536

JUDGE:	Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: MARCH 31, 2008

IN ACCORDANCE WITH TITLE 28, SECTION  1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	April 21, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	April 21, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME:	Kitty Hawk, Inc.	ACCRUAL BASIS-1
2008
CASE NUMBER:	07-44536

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	January 2008	February 2008	March 2008
ASSETS
1.	UNRESTRICTED CASH	$0	$2,509,077	$6,297,770	$5,959,533
2.	RESTRICTED CASH	$2,869,929	$1,935,883	$1,786,125	$1,789,489
3.	TOTAL CASH	$2,869,929	$4,444,960	$8,083,895	$7,749,022
4.	ACCOUNTS RECEIVABLE (NET)		$(936,674)	$(936,674)	$(936,674)
5.	INVENTORY		$0	$0	$0
6.	NOTES RECEIVABLE		$0	$0	$0
7.	PREPAID EXPENSES		$395,855	$364,311	$319,593
8.	OTHER (ATTACH LIST)	$15,953	$33,385,941	$29,840,425	$30,195,795
9.	TOTAL CURRENT ASSETS	$2,885,882	$37,290,082	$37,351,957	$37,327,736
10.	PROPERTY, PLANT & EQUIPMENT	$1,425,325	$3,362,423	$3,362,423	$2,128,842
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$1,876,033	$1,899,365	$797,783
12.	NET PROPERTY, PLANT & EQUIPMENT	$1,425,325	$1,486,390	$1,463,058	$1,331,059
13.	DUE FROM INSIDERS	$0	$0	$0	$0
14.	OTHER ASSETS - NET OF
	AMORTIZATION (ATTACH LIST)	$0	$3,486,848	$3,486,848	$3,486,848
15.	OTHER (ATTACH LIST)	$1,109,030	$0	$0	$0
16.	TOTAL ASSETS	$5,420,237	$42,263,320	$42,301,863	$42,145,643
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$(2,900)	$(16,359)	$(31,224)
18.	TAXES PAYABLE		$0	$0	$0
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$944,833	$1,128,844	$1,291,673
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$263,556	$277,273	$287,728
23.	TOTAL POSTPETITION LIABILITIES		$1,205,489	$1,389,758	$1,548,177
PREPETITION LIABILITIES
24.	SECURED DEBT	$15,602,760	$(61,183)	$(78,983)	$(96,854)
25.	PRIORITY DEBT	$56,297	$0	$0	$0
26.	UNSECURED DEBT	$1,010,347	$699,306	$695,370	$595,136
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$16,669,404	$638,123	$616,387	$498,282
29.	TOTAL LIABILITIES	$16,669,404	$1,843,612	$2,006,145	$2,046,459
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$41,090,061	$41,090,061	$41,090,061
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(670,353)	$(794,343)	$(990,877)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0	$0
33.	TOTAL EQUITY	$0	$40,419,708	$40,295,718	$40,099,184
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$16,669,404	$42,263,320	$42,301,863	$42,145,643

Monthly Operating Report

CASE NAME:	Kitty Hawk, Inc.	ACCRUAL BASIS-2
2008
CASE NUMBER:	07-44536

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		January 2008	February 2008	March 2008	TOTAL
REVENUES
1.	GROSS REVENUES	$0	$0	$0	$0
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$140,083	$89,057	$131,846	$360,986
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$265,188	$228,175	$90,212	$583,575
12.	RENT & LEASE	$38,735	$38,735	$38,656	$116,126
13.	OTHER (ATTACH LIST)	$(555,510)	$(427,368)	$(292,630)	$(1,275,508)
14.	TOTAL OPERATING EXPENSES	$(111,504)	$(71,401)	$(31,916)	$(214,821)
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$111,504	$71,401	$31,916	$214,821
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$12,847	$13,484	$12,844	$39,175
17.	NON-OPERATING EXPENSE (ATT. LIST)	$0	$0	$53,925	$53,925
18.	INTEREST EXPENSE	$1,603	$1,532	$1,460	$4,595
19.	DEPRECIATION / DEPLETION	$23,783	$23,332	$12,680	$59,795
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$12,539	$11,380	$55,221	$79,140
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$207,689	$184,011	$162,829	$554,529
24.	U.S. TRUSTEE FEES	$0	$0	$10,400	$10,400
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$207,689	$184,011	$173,229	$564,929
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$(108,724)	$(123,990)	$(196,534)	$(429,248)

Monthly Operating Report

CASE NAME:	Kitty Hawk, Inc.	ACCRUAL BASIS-3
2008
CASE NUMBER:	07-44536

		MONTH	MONTH	MONTH	QUARTER
		January 2008	February 2008	March 2008	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$1,657,197	$2,509,077	$6,297,770	$1,657,197
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$0	$0	$0	$0
4.	POSTPETITION	$0	$0	$0	$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0	$0	$0
7.	SALE OF ASSETS	$0	$0	$0	$0
8.	OTHER (ATTACH LIST)	$2,691,682	$4,839,255	$228,848	$7,759,785
9.	TOTAL NON-OPERATING RECEIPTS	$2,691,682	$4,839,255	$228,848	$7,759,785
10.	TOTAL RECEIPTS	$2,691,682	$4,839,255	$228,848	$7,759,785
11.	TOTAL CASH AVAILABLE	$4,348,879	$7,348,332	$6,526,618	$9,416,982
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$263,883	$160,663	$183,448	$607,994
13.	PAYROLL TAXES PAID	$122,432	$67,789	$79,025	$269,246
14.	SALES, USE & OTHER TAXES PAID	$0	$7,891	$612	$8,503
15.	SECURED / RENTAL / LEASES	$26,477	$160,988	$13,200	$200,665
16.	UTILITIES	$28,689	$45,029	$14,745	$88,463
17.	INSURANCE	$165,616	$53,346	$68,040	$287,002
18.	INVENTORY PURCHASES	$2,319	$0	$0	$2,319
19.	VEHICLE EXPENSES	$0	$0	$0	$0
20.	TRAVEL	$0	$496	$0	$496
21.	ENTERTAINMENT	$0	$0	$0	$0
22.	REPAIRS & MAINTENANCE	$106,059	$86,417	$12,107	$204,583
23.	SUPPLIES	$0	$0	$0	$0
24.	ADVERTISING	$0	$1,162	$0	$1,162
25.	OTHER (ATTACH LIST)	$1,089,077	$466,781	$195,908	$1,751,766
26.	TOTAL OPERATING DISBURSEMENTS	$1,804,552	$1,050,562	$567,085	$3,422,199
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$0	$0	$0
28.	U.S. TRUSTEE FEES	$35,250	$0	$0	$35,250
29.	OTHER (ATTACH LIST)	$0	$0	$0	$0
30.	TOTAL REORGANIZATION EXPENSES	$35,250	$0	$0	$35,250
31.	TOTAL DISBURSEMENTS	$1,839,802	$1,050,562	$567,085	$3,457,449
32.	NET CASH FLOW	$851,880	$3,788,693	$(338,237)	$4,302,336
33.	CASH - END OF MONTH	$2,509,077	$6,297,770	$5,959,533	$5,959,533

Monthly Operating Report

CASE NAME:	Kitty Hawk, Inc.	ACCRUAL BASIS-4
2008
CASE NUMBER:	07-44536

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	January 2008	February 2008	March 2008
ACCOUNTS RECEIVABLE AGING
1.	0-30	$0	$0	$0	$0
2.	31-60	$0	$0	$0	$0
3.	61-90	$0	$0	$0	$0
4.	91+	$0	$0	$0	$0
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$936,674	$936,674	$936,674
7.	ACCOUNTS RECEIVABLE (NET)	$0	$(936,674)	$(936,674)	$(936,674)

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	March 2008

		0-30	31-60	61-90	91+
		DAYS	DAYS	DAYS	DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$0	$0	$0	$0	$0
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$(43,579)	$374	$3,059	$8,922	$(31,224)

STATUS OF POSTPETITION TAXES	MONTH:	March 2008

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	0R ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**	$0	$28,229	$28,229	$0
2.	FICA-EMPLOYEE**	$0	$13,421	$13,421	$0
3.	FICA-EMPLOYER**	$0	$13,421	$13,421	$0
4.	UNEMPLOYMENT	$0	$15	$15	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$0	$55,086	$55,086	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$231	$231	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$(1,532)	$(1,532)	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$0	$(1,301)	$(1,301)	$0
16.	TOTAL TAXES	$0	$53,785	$53,785	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	Kitty Hawk, Inc.	ACCRUAL BASIS-5
2008
CASE NUMBER:	07-44536

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH:	March 2008
BANK RECONCILIATIONS

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	JP Morgan Chase	JP Morgan Chase	JP Morgan Chase
B.	ACCOUNT NUMBER:	100140334	9319959434	1570695922
C.	PURPOSE (TYPE):	Master Funding	Gen’l Disbursements	Payroll
1.	BALANCE PER BANK STATEMENT	$150,000	$0	$0	$150,000
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0	$0	$0	$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0	$94,024	$32,272	$126,296
4.	OTHER RECONCILING ITEMS	$5,323	$0	$0	$5,323
5.	MONTH END BALANCE PER BOOKS	$155,323	$(94,024)	$(32,272)	$29,027
6.	NUMBER OF LAST CHECK WRITTEN	No checks	110121	067014/210620

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
		PURCHASE	INSTRUMENT	PRICE	VALUE
BANK, ACCOUNT NAME & NUMBER
7.	JP Morgan Chase - Overnight Sweep -	3/31/2008	money market	$5,930,306	$5,930,306
8.
9.
10.
11.	TOTAL INVESTMENTS			$5,930,306	$5,930,306

CASH

12.	CURRENCY ON HAND	$200

13.	TOTAL CASH - END OF MONTH	$5,959,533

Monthly Operating Report

CASE NAME:	Kitty Hawk, Inc.	ACCRUAL BASIS-6
2008
CASE NUMBER:	07-44536

MONTH:	March 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION  101 (31) (A)-(F)  OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	James R. Kupferschmid	Salary, Expense Reports	$35,908	$144,862
2.	Jessica L. Wilson	Salary, Expense Reports	$25,533	$90,620
3.	Brad Eagelston	Salary, Expense Reports	$23,867	$88,696
4.	David Rescino	Salary, Expense Reports	$36,538	$145,171
5.	Steven Markhoff	Salary, Expense Reports	$0	$18,333
6.	Mel Keating	Executive Committee Fee, Exp Reports	$10,000	$158,652
7.	TOTAL PAYMENTS TO INSIDERS		$131,846	$646,334

PROFESSIONALS

		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID*
1.	Andrews Kurth LLP					$948,435
2.	Otterbourg, Steindler, Houston & Rosen, P.C.					$200,000
3.	Munsch Hardt Kopf & Harr, P.C.					$61,560
4.	Morrison & Foerster					$14,796
5.	BMC Group					$66,882
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$1,291,673

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Laurus Master Fund, paid in full 12/07	Revolver		$0
2.	Cananwill	$12,020	$12,020	$0
3.	Citicorp Vendor Finance	$6,005	$0	$36,030
4.	DFW Airport - Facility rent, prepaid 4/08 in 3/08	$37,295	$9,074	$0
5.
6.	TOTAL	$55,320	$21,094	$36,030

Monthly Operating Report

CASE NAME:	Kitty Hawk, Inc.	ACCRUAL BASIS-7
2008
CASE NUMBER:	07-44536

	MONTH:	March 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

# 1 - Misc equipment sold i/a/w de minimis asset sale motion approved by the Court and Court approved auction 3/18 - 3/20

#4 - Payment made on insurance liabilities in accordance with first day orders.

#10 - due to operation shut down, DIP order did not allow payment of expenditures between 10/15 and 10/29 until DIP lender paid in           full; payments on post petition liabilties have continued during 3/08

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
D&O Insurance	AIG	6/1/07 - 5/31/08	Paid in full
Aviation & Liability	Illinois National Insurance	7/1/07 - 6/30/08, cancelled 2/08	Quarterly; $281,953 (original policy)
B737 Aviation Deductible	Illinois National Insurance	7/1/07 - 6/30/08, cancelled 2/08	Paid in full
Property & Business Interruption	Affiliated FM Insurance	6/1/07 - 5/31/08	Financed; monthly $12,020
Employee Practices	RLI Insurance	6/1/07 - 5/31/08	Paid in full
Fidiciary Liability	RLI Insurance	6/1/07 - 5/31/08	Paid in full
Workers Compensation	Insurance Co of PA	6/1/07 - 5/31/08	Paid in full
D&O InsuranceSide A	Chubb	6/1/07 - 5/31/08	Paid in full
Environmental Impairment	Hudson Insurance	6/1/05 - 5/31/08	Paid in full

Footnotes Supplement

CASE NAME:	Kitty Hawk, Inc.	ACCRUAL BASIS
2008
CASE NUMBER:	07-44536

MONTH:	March 2008

Accrual Basis	Line
Form Number	Number	Footnote/Explanation
3	8	All available cash received into each subsidiary cash account is transferred to Kitty Hawk, Inc.

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary.

7		All insurance policies for Kitty Hawk Cargo, Inc. (Case#07-44538) and Kitty Hawk Aircargo, Inc. (Case#07-44539) are carried in the name of Kitty Hawk, Inc. Therefore, they are listed here accordingly.

6	Professional Fees	The fees noted on this schedule are initial estimates and are subject to change once final billings are prepared.

1	24

Secured Debt pre-petition includes $257,365 Laurus is holding after payment in full for the outstanding obligations on 12/7/07, pending their final receipt and reconciliation of professional fees they expended during the proceedings

CASE NAME:	Kitty Hawk, Inc.

CASE NUMBER:	07-44536

Details of Other Items

	March 2008
ACCRUAL BASIS - 1

8. OTHER (ATTACH LIST)	30,195,795	Reported
Flex Spending deposit	17,283
A/R - Accrued	61,248
A/R - 401(k) Loan	37
A/R - Other	24
A/R - Employees	15
A/R - Travel Advance	15,720
Deposits	43,368
Professional Fees Retainer	457,365
Intercompany Receivables	29,600,735

	30,195,795	Detail
	0	Difference

14. OTHER ASSETS - NET OF AMORTIZATION
ATTACH LIST	3,486,848	Reported
Laurus Loan Organization Costs - Warrants Value	3,486,848

	3,486,848	Detail
	0	Difference

22. OTHER (ATTACH LIST)	287,728	Reported
A/P Clearing	(3,953)
General Accrued AP	325,006
Accrued Health Savings Plan	(33,539)
AFLAC Deductions	(12)
Accrued 401(k)	226

	287,728	Detail
	0	Difference

ACCRUAL BASIS - 2

13. OTHER (ATTACH LIST)	(292,630)	Reported
G&A allocation to subsidiaries	(292,630)

	(292,630)	Detail
	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	12,844	Reported
Interest Income	12,844

	12,844	Detail
	0	Difference

16. NON-OPERATING EXPENSE (ATT. LIST)	53,925	Reported
Loss of sale of assets	53,925

	53,925	Detail
	0	Difference

ACCRUAL BASIS - 3

8. OTHER (ATTACH LIST)	228,848	Reported
Transfers in from Kitty Hawk Cargo (Case 07-44538)	68,883
Transfers in from Kitty Hawk Ground (Case 07-44537)	113,937
Transfers in from Kitty Hawk Aircargo (Case 07-44539)	0
Transfers from Asset Sales Account (Case 07-44539)	0
Transfers to Asset Sales Account (Case 07-44539)	0
Proceeds from FWA Auction	0
Misc Refunds	36,677
Misc Deposits	0
Interest income	9,351
CD Redemption - Corporate Credit Card	0

	228,848	Detail
	0	Difference

25. OTHER (ATTACH LIST)	195,908	Reported
401(k)	10,159
Aircraft landing and parking	0
Bank fees	7,478
BOD Fees	0
Contract labor	71,303
Communications	12,283
Employee expense reports	2,230
Executive committee fees	10,000
Flight crew expense	0
Freight handling	21,217
Fuel	0
IT Support	0
Payroll processing fees	1,208
Non-reorganization professional fees	16,314
Security	187
Shipping	1,290
Trucking	33,227
Misc	9,012
Transfer to Kitty Hawk Aircargo (Case 07-44539)	0

	195,908	Detail
	0	Difference